Exhibit 10.1
AMENDMENT NO. 1 TO CREDIT AGREEMENT
     This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) dated as of May 19, 2009, is made among CORRECTIONS CORPORATION OF AMERICA, a Maryland corporation (the “Borrower”), BANK OF AMERICA, N.A., in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement described below) (in such capacity, the “Administrative Agent”), and each of the Lenders signatory hereto. Each capitalized term used and not otherwise defined in this Amendment has the definition specified in the Credit Agreement described below.
RECITALS:
     A. The Borrower, the Administrative Agent and the Lenders have entered into that certain Credit Agreement dated as of December 21, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made available to the Borrower a revolving credit facility.
     B. The Borrower has requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement as more particularly set forth below.
     C. The Administrative Agent and the Lenders are willing to so amend the Credit Agreement on the terms and conditions contained in this Amendment.
     In consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1.
Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, and in reliance upon the representations and warranties of the Borrower made herein, the Credit Agreement is amended as follows:

(a)	Section 10.9(b) of the Credit Agreement is amended by inserting “(or any Refinancing Indebtedness)” after “Senior Unsecured Note” in clause (A) of the proviso thereof.

(b)	Section 10.10(a) of the Credit Agreement is deleted in its entirety and the following is inserted in lieu thereof:

     (a) Enter into any Indebtedness (other than the Senior Unsecured Notes and any Refinancing Indebtedness) that restricts, limits or otherwise encumbers its ability to incur Liens on or with respect to any of its assets or properties as security for the Obligations, other than the assets or properties securing such Indebtedness.

(c)
Section 10.10(b) of the Credit Agreement is amended by deleting the reference to “(other than the Senior Unsecured Notes)” and inserting “(other than the Senior Unsecured Notes and any Refinancing Indebtedness)” in lieu thereof.

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2.
Effectiveness; Conditions Precedent. The effectiveness of this Amendment and the amendments set forth herein shall not be effective until the satisfaction of each of the following conditions precedent:

(a)	The Administrative Agent shall have received one or more counterparts of this Amendment, duly executed by the Borrower and the Required Lenders; and

(b)
All fees and expenses payable to the Administrative Agent and the Lenders (including the fees and expenses of counsel to the Administrative Agent estimated to date) shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses) or other arrangements satisfactory to the Administrative Agent shall have been made for the payment of such items.

3.
Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and such Lenders as follows:

(a)
The representations and warranties made by it in Article VI of the Credit Agreement and by each Credit Party in each of the Loan Documents to which such Credit Party is a party are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date;

(b)
Since the date of the most recent financial reports of the Borrower and its Subsidiaries delivered pursuant to Section 7.1 of the Credit Agreement, no act, event, condition or circumstance has occurred or arisen which, singly or in the aggregate with one or more other acts, events, occurrences or conditions (whenever occurring or arising), has had or could reasonably be expected to have a Material Adverse Effect;

(c)
This Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of such Person, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and

(d)	No Default or Event of Default has occurred and is continuing.

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4.
Entire Agreement. This Amendment together with all the Loan Documents (collectively, the “Relevant Documents”) set forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersede any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 13.2 of the Credit Agreement.

5.
Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

6.
Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

7.
Governing Law; Jurisdiction, Etc. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, and shall be further subject to the provisions of Section 13.5 of the Credit Agreement.

8.
Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

9.	References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.

10.
Consent and Confirmation of the Subsidiary Guarantors. Each of the Subsidiary Guarantors hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Subsidiary Guaranty Agreement (including without limitation the continuation of each such Subsidiary Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments contemplated hereby) and the enforceability of the Subsidiary Guaranty Agreement against each Subsidiary Guarantor in accordance with its terms.

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11.
Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each Lender, and their respective successors and assignees to the extent such assignees are permitted assignees as provided in Section 13.10 of the Credit Agreement.

[Signature pages follow.]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Credit Agreement to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:

CORRECTIONS CORPORATION OF AMERICA

By:	/s/ Todd J Mullenger

Name: Todd J Mullenger Title: Executive Vice President and Chief Financial Officer

SUBSIDIARY GUARANTORS:

CCA OF TENNESSEE, LLC CCA PROPERTIES OF AMERICA, LLC CCA PROPERTIES OF ARIZONA, LLC CCA PROPERTIES OF TENNESSEE, LLC CCA WESTERN PROPERTIES, INC.

By:	/s/ Todd J Mullenger

Name: Todd J Mullenger Title: Executive Vice President and Chief Financial Officer

CCA INTERNATIONAL, INC. PRISON REALTY MANAGEMENT, INC. TECHNICAL AND BUSINESS INSTITUTE OF AMERICA, INC. TRANSCOR AMERICA, LLC

By:	/s/ Todd J Mullenger

Name: Todd J Mullenger Title: Executive Vice President, Chief Financial Officer and Treasurer

CCA HEALTH SERVICES, LLC

By:	/s/ Todd J Mullenger

Name: Todd J Mullenger Title: Chief Financial Officer and Treasurer
Amendment No. 1 to Credit Agreement
Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Roberto Salazar

Name: Roberto Salazar Title: Assistant Vice President
Amendment No. 1 to Credit Agreement
Signature Page

LENDERS:

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Barbara P. Levy

Name: Barbara P. Levy Title: Senior Vice President
Amendment No. 1 to Credit Agreement
Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Robert L. Mendoza

Name: Robert L. Mendoza Title: Vice President
Amendment No. 1 to Credit Agreement
Signature Page

RAYMOND JAMES BANK FSB, as a Lender

By:	/s/ Joseph A. Ciccolini

Name: Joseph A. Ciccolini Title: Vice President — Senior Corporate Banker
Amendment No. 1 to Credit Agreement
Signature Page

SUNTRUST BANK, as a Lender

By:	/s/ Robert Maddox

Name: Robert Maddox Title: Director
Amendment No. 1 to Credit Agreement
Signature Page

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ R. Andrew Beam

Name: R. Andrew Beam Title: Senior Vice President
Amendment No. 1 to Credit Agreement
Signature Page